SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934




            Date of Report (Date of earliest event reported):
                             December 4, 1998



                       CAPITAL CITY BANK GROUP, INC.
         (Exact name of registrant as specified in its charter)

          Florida			                 0-13358 			          59-2273542
  (State of Incorporation)  (Commission File Number)    (IRS Employer
                                                      Identification No.)


       217 North Monroe Street, Tallahassee, Florida   32301
    	     (Address of principal executive office)				(Zip Code)


       Registrant's telephone number, including area code: (850) 671-0300



         (Former Name or Former Address, if Changed Since Last Report)


                         CAPITAL CITY BANK GROUP, INC.

                                   FORM 8-K
                                CURRENT REPORT


Item 2.	Acquisition or Disposition of Assets

Capital City Bank Group, Inc. (the "Company") is a bank holding company that owns all of the issued and outstanding stock of Capital City Bank, a Florida chartered commercial bank ("CCB"). On December 4, 1998, CCB completed an acquisition of eight (8) branch offices (the "Branches") from First Union National Bank ("First Union"). The Branches are located in Chipley, Sunny Hills, Port St. Joe, Keystone Heights, Starke (two offices) and Palatka (two offices), Florida.

At the closing, the Company assumed deposits and other liabilities totaling approximately $220 million, and purchased real property, furniture and equipment and other assets relating to the Branches. After giving effect to a deposit premium on the deposits assumed totaling approximately $18.2 million, First Union paid approximately $197.8 million in cash to the Company as consideration for the net deposit liabilities assumed by the Company.

Following the acquisition of the Branches, the Company will operate each of the Branches as a branch of CCB.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired.

Not applicable. Since the acquisition described above was not the acquisition of a business, separate entity or subsidiary of First
Union, no historical financial statements are required or included herein.

(b)	Pro Forma Financial Information.

Not applicable. Since the acquisition described above was not the acquisition of a business, separate entity or subsidiary of First
Union, no pro forma financial statements are required or included herein.

(c)	Exhibits.

2.1 Purchase and Assumption Agreement, dated as of August 26,
1998, by and between Capital City Bank and First Union
National Bank.

2.2	Addendum to Purchase and Assumption Agreement, dated as of
December 3, 1998, by and between Capital City Bank and
First Union National Bank.

2.3 Second Addendum to Purchase and Assumption Agreement, dated as of December 4, 1998, by and between Capital City Bank and First Union National Bank.

99.1 Copy of the Company's Press Release issued December 7, 1998.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK GROUP, INC.

Date: December 18, 1998

By: /s/ J. Kimbrough Davis
        J. Kimbrough Davis
		  				Executive Vice President
				  	 and Chief Financial Officer


                      CAPITAL CITY BANK GROUP, INC.

                       Current Report on Form 8-K

                             Exhibit Index

Exhibit No.	   Description

2.1	          	Purchase and Assumption Agreement, dated as of August 26,
               1998, by and between Capital City Bank and First Union
               National Bank.

2.2		          Addendum to Purchase and Assumption Agreement, dated as of
               December 3, 1998, by and between Capital City Bank and
               First Union National Bank.

2.3		          Second Addendum to Purchase and Assumption Agreement, dated as of December 4, 1998, by and between Capital City Bank
               and First Union National Bank.

99.1	         	Copy of the Company's Press Release issued December 7, 1998.